                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
              Exchange Act of 1934 (Amendment No. ______________ )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY
    RULE 14a-6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-12

                             JANUS INVESTMENT FUND
                             ---------------------
               (Exact Name of Registrant as Specified in Charter)

                 151 Detroit Street, Denver, Colorado 80206-4805
                 -----------------------------------------------
                    (Address of Principal Executive Offices)

                                  303-333-3863
                                  ------------
                (Registrant's Telephone No., including Area Code)

 Stephanie Grauerholz-Lofton -- 151 Detroit Street, Denver, Colorado 80206-4805
 ------------------------------------------------------------------------------
                     (Name and Address of Agent for Service)

Payment of Filing Fee (check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1) Title of each class of securities to which transaction applies:

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         2) Aggregate number of securities to which transaction applies:

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         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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         4) Proposed maximum aggregate value of transaction:

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         5) Total fee paid:

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:

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         2) Form, Schedule or Registration Statement No.:

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         3) Filing Party:

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         4) Date Filed:

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PERSONS WHO ARE TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED IN THIS
FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.
SEC 1913 (04-05)

                                     Form of
                              D.F. KING & CO., INC.
                                TELEPHONE SCRIPT

                        JANUS FUNDS SHAREHOLDER MEETINGS

INTRODUCTION

Hello, my name is [STATE YOUR FIRST AND LAST NAME] calling from D.F. King & Co. and I'm calling on behalf of [Trust Name]. May I speak with Mr./Mrs./Ms. [SHAREHOLDER'S LAST NAME]?

[ONCE SHAREHOLDER IS ON THE LINE]

Mr./Mrs./Ms. [SHAREHOLDER'S LAST NAME] my name is [STATE YOUR FIRST AND LAST NAME] and I'm calling on a recorded line on behalf of [Trust Name] regarding your investment in [Fund name(s)].

Recently, you were mailed a proxy statement, along with a proxy card or voting instruction form to cast your vote at the upcoming Special Meeting(s) of Shareholders to be held on [June 10, 2010]. As tabulator for the Special Meeting(s), our records indicate we have not yet received your vote. Therefore, I'm calling to ask if you would be willing to vote your shares by telephone with me now.

IF THEY DID NOT RECEIVE PROXY MATERIAL - Mr./Mrs./Ms. [shareholder's last name] you can access the proxy statement by going to www.kingproxy.com/janus or we can email or mail the proxy statement to you. Which method do you prefer?

     - If EMAIL, request email address from shareholder and code as disposition 16

     -    If MAIL, confirm address and code as disposition 14

     -    If MAIL AND A DIFFERENT ADDRESS, take address and code as disposition
          15

After reviewing the materials, please contact us at 1-800-825-0898, and one of our representatives will be more than happy to answer any questions you may have, and to record your verbal vote for the Special Meeting(s).

IF YES - The Fund's Board of Trustees is asking you to consider the proposal(s) applicable to your Fund(s), as set forth in the proxy statement dated March 26, 2010, and recommends that you vote "FOR" the proposal(s) applicable to your Fund(s). For your convenience, I can record your vote over the telephone right now. Will that be okay?

     IF YES - Do you have any questions before we proceed?

     TAKE TIME TO ANSWER ALL QUESTIONS CAREFULLY. DO NOT GIVE ADVICE. Remind the Shareholder that the funds' Board has recommended that he/she vote in favor of the proposal(s). Questions should only be addressed by referring to the proxy statement and reading the appropriate sections.

     AFTER QUESTIONS HAVE BEEN ADDRESSED OR NO QUESTIONS - Good, let's proceed. Your vote will be recorded. I will ask you for your full name and address of record and ask you to confirm that you have authority to vote the shares. You will be mailed a letter confirming your vote which will provide instructions should you later decide to change your vote.

     Proceed to "Begin the Vote"

     IF NO - Do you have any questions that I may answer?

     TAKE TIME TO ANSWER ALL QUESTIONS CAREFULLY. DO NOT GIVE ADVICE. Remind the Shareholder that the funds' Board has recommended that he/she vote in favor of the proposal(s). Most questions can be addressed by referring to the proxy statement and reading the appropriate sections or by referring to the appropriate rebuttal.

BEGIN THE VOTE

My name is __________, calling from D.F. King & Co. on behalf of [JANUS FUND NAME]. Today's date is __________ and the time is __________.

May I please have your full name as your account is registered? (If Shareholder is an entity: May I please have the name of your entity, and your name and title)? Please confirm that you are authorized to direct the voting of these [JANUS FUND NAME'S] shares?

May I please have your address of record?

     IF THE CITY, STATE AND ZIP CODE ARE CORRECT - PROCEED TO "ACTUAL VOTING"

     IF THE CITY, STATE AND ZIP CODE ARE NOT CORRECT - Mr./Mrs./Ms.[SHAREHOLDER'S LAST NAME] the city, state and/or zip code that you just recited for me doesn't match our records and, therefore, I can't take your vote by telephone. Instead, I must urge you to complete, sign, date and return your proxy card at your earliest convenience, or vote your shares by touch-tone telephone or on the Internet by following the instructions provided on your proxy card or voting instruction form. Thank you for your time and have a good [DAY/AFTERNOON/EVENING]. END CALL.

ACTUAL VOTING

Would you like to vote your shares "FOR" the [APPLICABLE PROPOSAL(S)] as recommended by the Board of Trustees?

IF YES - Just to confirm, you have voted with the recommendation of the Board on the applicable proposal(s) for all your accounts. Is that correct?

     IF YES - Thank you. I've recorded your vote as recommended by the Board on the proposal(s) applicable to your Fund(s) for all your accounts. D.F. King will submit your voting instructions to [TRUST NAME] as your voting agent. In the next 72 hours, we will mail you a letter confirming your vote. If you wish to change your vote for any reason, please call us at the phone number listed in the letter or follow the instructions in your proxy statement. Thank you for your time and your vote Mr./Mrs./Ms. [SHAREHOLDER'S LAST NAME]. Have a good [DAY/AFTERNOON/EVENING]. END CALL.

IF NO - Do you have any questions that I may answer?

     TAKE TIME TO ANSWER ALL QUESTIONS CAREFULLY. DO NOT GIVE ADVICE. Remind the Shareholder that the funds' Board has recommended that he/she vote in favor of the proposal(s). Most questions can be addressed by referring to the proxy statement and reading the appropriate sections or by referring to the appropriate rebuttal.

     CONCLUDE BY ASKING IF UPON REFLECTION THE SHAREHOLDER WOULD LIKE YOU TO RECORD A VOTE CONSISTENT WITH THE BOARD'S RECOMMENDATIONS ON ALL PROPOSALS.

     IF YES - Thank you. I've recorded your vote as recommended by the Board on the proposal(s) applicable to your Fund(s) for all your accounts. D.F. King will submit your voting instructions to [TRUST NAME] as your voting agent. In the next 72 hours, we will mail you a letter confirming your vote. If you wish to change your vote for any reason, please call us at the phone number listed in the letter or follow the instructions in your proxy statement. Thank you for your time and your vote Mr./Mrs./Ms. [SHAREHOLDER'S LAST NAME]. Have a good [DAY/AFTERNOON/EVENING]. END CALL.

     IF STILL NO - Okay, I can still help. Would you like to vote contrary to the recommendations of the Board on all matters applicable to your Fund(s) at the meeting(s)?

          IF YES, AGAINST ALL - Thank you. I have recorded a vote contrary to the recommendation of the Board on the proposal(s) applicable to your Fund(s) for all your accounts. D.F. King will submit your voting instructions to [TRUST NAME] as your voting agent. In the next 72 hours, we will mail you a letter confirming your vote. If you wish to change your vote for any reason, please call us at the phone number listed in the letter or follow the instructions in your proxy statement. Thank you for your time and your vote Mr./Mrs./Ms. [SHAREHOLDER'S LAST NAME]. Have a good [DAY/AFTERNOON/EVENING]. END CALL.

          IF NO, AGAINST ALL - I'm sorry for that. If you change your mind and would like us to assist you in voting by telephone, please call us back toll-free at 1-800-825-0898 at anytime between 8:00 AM and 10:00 PM (Eastern Time) weekdays or between 11:00 AM and 5:00 PM on Saturdays. Or you can vote at any time by completing, signing, dating and returning your proxy card or voting instruction form using the postage-paid envelope provided, or by touch-tone telephone or on the Internet by following the instructions provided on your proxy card or voting instruction form. Thank you for your time and have a good [DAY/AFTERNOON/EVENING]. END CALL.

Form of

JANUS SHAREHOLDER MEETINGS - JUNE 10, 2010
ANSWERING MACHINE MESSAGE

Hello. I'm calling regarding your investment in [FUND NAME(S)]. You should have recently received proxy materials in the mail concerning the Janus Investment Fund JUNE 10, 2010 SPECIAL MEETING(S) OF SHAREHOLDERS.

Your vote is important. Please sign, date and promptly mail your proxy in the postage-paid envelope provided.

Internet or touch-tone telephone voting is also available. Please follow the instructions included with your proxy materials.

If you have any questions, require assistance, or need new proxy materials, please call D.F. KING, WHICH IS ASSISTING YOUR FUND, AT 1-800-825-0898, MONDAY THROUGH FRIDAY FROM 8 A.M. TO 10 P.M. AND SATURDAY FROM 11 A.M. TO 5 P.M. EASTERN TIME.

Thank you.

                                     Form of
                                    REBUTTALS

         SH STATES ......                             RESPONSE
         ----------------                             --------
"MY SPOUSE TAKES CARE OF IT."       I understand Mr./Mrs. Is your wife/husband
                                    available to speak with me?

                                    (IF WIFE/HUSBAND IS UNAVAILABLE)

                                    CSR: "Mr./ Mrs. your vote is very important to the Fund, as your wife/husband is unavailable, I would be more than happy to assist you with voting by reviewing the proposal(s). This would only take a brief moment of your time." [**Wife and Husband's names must appear on the registration]

"I DON'T KNOW HOW TO VOTE ... "     The Fund's Board has reviewed [each proposal
                                    or the proposal(s)] and believes [[each
                                    proposal or the proposal(s) ] or the
                                    specific proposal] is in the best interest
                                    of the Fund(s) and its shareholders. The
                                    Board is recommending shareholders vote
                                    "FOR" the proposal(s). Would you have any
                                    objections to voting along with the
                                    recommendation of your Board?

"I DON'T KNOW THE PROPOSAL(S)..."   I would be happy to review the proposal(s)
                                    with you. (REFER TO THE PROXY STATEMENT
                                    DEFINITION OF THE PROPOSAL(S)).

"MY BROKER TAKES CARE OF IT "       I understand that your Broker may help you
                                    choose the funds you invest in, however the
                                    proposal(s) for this proxy requires a direct
                                    vote from the shareholder and cannot be
                                    voted by your Broker. I can go over the
                                    proposal(s) quickly for you now if you wish.

"I DON'T HAVE THE TIME RIGHT        I understand Mr. / Mrs./ Ms..., however,
NOW ..."                            your vote is very important. Voting now will
                                    only take a brief moment of your time. Would
                                    you have any objections to voting along with
                                    the recommendation of the Fund's Board?


"I DON'T HAVE ENOUGH SHARES TO      Mr. / Mrs. / Ms. ... every vote is important
VOTE ....."                         to the Fund and helps bring the Fund a step
                                    closer to holding the Meeting(s). If not
                                    enough votes are received, the shareholder
                                    Meeting(s) may have to be adjourned. Would
                                    you have any objections to voting along with
                                    the recommendation of the Fund's Board?

"I SOLD MY SHARES / I NO LONGER     I understand, however you were a shareholder
OWN SHARES IN THAT FUND"            as of the record date and therefore you are
                                    the only person who can vote those shares.
                                    As a courtesy to the remaining shareholders,
                                    would you have any objections to voting
                                    along with the recommendation of the Fund's
                                    Board?

         SH STATES ......                             RESPONSE
         ----------------                             --------
"I'VE ALREADY MAILED IN MY PROXY"   1.   If the shareholder's vote shows as
                                         'Tabulator Received' or as Voted in
                                         Proxy 01, then simply thank them for
                                         voting and disposition as HAS.

                                    2.   If the shareholder's vote does not yet
                                         show in Proxy 01 then continue ......

                                    "Thank you for voting. Our records indicate that your vote has not yet been updated in our system. If you wish, I can record your vote for you now and send you a printed confirmation to confirm your vote has been recorded."

                                         If s/h says "Yes", then continue by
                                       asking for the vote as per the script:

                                    "The Fund's Board is recommending
                                    shareholders vote "FOR" the proposal(s).
                                    Would you have any objections to voting
                                    along with the recommendation of the Board?"

"THE MEETING(S) DATE IS SO FAR      I understand. We were calling today because
AWAY, THERE IS PLENTY OF TIME -     the Fund's Board would like to hear from all
I'LL VOTE LATER"                    shareholders on this matter. Your Fund has
                                    asked us to call to offer you the
                                    convenience of voting over the phone, which
                                    makes the voting process much easier and
                                    faster.

                                    The Fund's Board has reviewed [each proposal or the proposal(s)] and is recommending that shareholders vote "FOR" the proposal(s) because they believe the proposal(s) is in the best interest of the Fund and its shareholders.

                                    Would you like to vote along with the
                                    recommendation of the Board?

AFTER ASKING 'WOULD YOU HAVE ANY    Ask the Shareholder how they would like to
OBJECTIONS TO VOTING ALONG WITH     vote for the proposal(s).
THE RECOMMENDATION OF YOUR
BOARD?'

-    IF THE SHAREHOLDER SIMPLY
     SAYS 'YES'.

          SH STATES ...                               RESPONSE
          -------------                               --------
"WHY ARE YOU CALLING ME?" # 1       Janus has asked us to contact you because we
                                    sent you a proxy card to register your vote
                                    for the upcoming shareholder Meeting(s) and
                                    haven't received it back, so we're calling
                                    to encourage you to vote your shares. Mr. /
                                    Mrs. / Ms. ... would you have any objections
                                    to voting along with the recommendation of
                                    the Fund's Board?

"WHY ARE YOU CALLING ME?" # 2 (to   The Fund's Board would like to hear from all
use if the first answer does not    shareholders on these matters and your Fund
satisfy the shareholder).           has asked us to call to offer you the
                                    convenience of voting over the phone. This
                                    makes your voting process much easier and
                                    faster. Mr. / Mrs. / Ms. ... would you have
                                    any objections to voting along with the
                                    recommendation of the Board?

"I DON'T WANT TO VOTE" OR "I        Mr. / Mrs. / Ms. .... your vote is very
NEVER VOTE ..."                     important to the Fund. A certain percentage
                                    of votes must be received before the
                                    Meeting(s) can be held. Would you have any
                                    objections to voting along with the
                                    recommendation of the Fund's Board?

"I DON'T ACCEPT THESE TYPES OF      I am sorry for any inconvenience and would
CALLS."                             be more than happy to add you to our
                                    internal Do Not Call List, however, I did
                                    want to let you know that this call is in
                                    regards to your current investment in Janus
                                    and we are simply calling to advise you of
                                    the shareholders Meeting(s) and are asking
                                    if you would like to register your vote?

"HOW MANY VOTES DO YOU STILL        I have limited information on that. What I
NEED?"                              do know is that every vote is important at
                                    this point and that is why we are calling
                                    you and other shareholders to ask if you
                                    would have any objections to voting along
                                    with the recommendation of the Fund's Board?

"IS THERE STRONG OPPOSITION TO      Not to my knowledge. We are just calling
THE BOARD'S RECOMMENDATION?         because not enough votes have been received
                                    to hold the Meeting(s) and so we are calling
                                    to ask if you'd like to vote along with the
                                    recommendation of the Fund's Board.

"I'VE NEVER RECEIVED A CALL LIKE    I see. This has become a standard in the
THIS BEFORE"                        industry, and the proxy statement that was
                                    sent to you mentions that if your vote is
                                    not received, you may receive a call
                                    offering you the convenience of voting by
                                    telephone. The Fund's Board is recommending
                                    shareholders vote in favor of the
                                    proposal(s). Would you have any objections
                                    to voting along with the recommendation of
                                    the Board?

Form of

Important Janus Proxy Update

Janus is seeking shareholder approval on a number of proposals that will impact various series of Janus Investment Funds and Janus Aspen Series. Shareholders of the portfolios as of March 17, 2010, were sent a notice of the upcoming Special Meeting(s) of Shareholders, which provides important information about each proposal, as well as instructions on how to vote their shares. Proxy materials began mailing to shareholders in mid-April. The shareholder meetings are scheduled for June 10, 2010. Below is a brief summary of the proposals in case you receive questions from your clients.

FUND(S) AFFECTED                  PROPOSAL(S)
----------------                  -----------
All Janus Investment Funds and    Board of Trustees elections
Janus Aspen Series Portfolios

Janus Forty Fund                  Addition of performance fees as part of the
Janus Fund                        investment advisory fee structure
Janus Global Opportunities Fund
Janus Overseas Fund
Janus Twenty Fund
Janus Aspen Forty Portfolio
Janus Aspen Janus Portfolio
Janus Aspen Overseas Portfolio

Janus Global Real Estate Fund     Benchmark change for purposes of calculating
                                  the performance fee

Janus Global Opportunities Fund   Move to our value-oriented subsidiary, Perkins
                                  Investment Management, as subadviser to the
                                  Fund (if approved, this will result in certain
                                  additional changes, including a change to the
                                  Fund's investment objective and strategy)

Information concerning persons who may be considered participants in the solicitation of shareholders is set forth in the Proxy Statement(s) filed on
Schedule 14A with the Securities and Exchange Commission (the OSECO) on April 7, 2010, and available at the SEC's website at http://www.sec.gov.

Investors are advised to read the Proxy Statement(s) before voting because it contains important information. Investors may obtain a free copy of the Proxy Statement(s) and other documents filed by Janus with the SEC at the SEC's website at http://www.sec.gov. Free copies of the Proxy Statements (s) may also be obtained from Janus at janus.com/fundupdate (for Janus Investment Fund) or janus.com/update (for Janus Aspen Series).